EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Surge Technologies Corp., a Nevada corporation (the "Company"), does hereby certify that:

1.
The Company's Amended Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 14, 2003	By:	/s/ Gordon McPhedran
Gordon McPhedran, Chief Executive Officer

Dated:	March 14, 2003	By:	/s/ Thom Eggerston
Thom Eggerston, Chief Financial Officer